Thrivent Partner Worldwide Allocation Portfolio
SUMMARY PROSPECTUS
APRIL 30, 2018
This Summary Prospectus is designed to provide investors with key information about the Portfolio in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•	If you purchased shares of Thrivent Variable Portfolios through Thrivent Financial:
You can find the Portfolio’s prospectus and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com
•	If you purchased shares of Thrivent Variable Portfolios from a firm other than Thrivent Financial:
You can find the Portfolio’s prospectus and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information by calling or emailing your financial advisor.
The Portfolio’s prospectus and statement of additional information, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Partner Worldwide Allocation Portfolio

Investment Objective
Thrivent Partner Worldwide Allocation Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.88%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Partner Worldwide Allocation Portfolio	$90	$281	$488	$1,084
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Strategies
The Portfolio seeks to achieve its objective by investing primarily in equity and debt securities of issuers throughout the world. The Portfolio seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Portfolio invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Portfolio’s investment adviser, the Portfolio could invest a lower percentage, but at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Portfolio’s portfolio to the economic fortunes and risks of a foreign country.
The debt securities in which the Portfolio invests may be of any maturity or credit quality and may include high-yield, high-risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield, high-risk debt securities are rated within or below the “BB” major rating category by Standard & Poor’s or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality. The interest rates of the Portfolio’s debt securities may be fixed, floating or subject to periodic reset provisions. The debt securities in which the Portfolio invests may include securities issued by sovereign entities in foreign and emerging market countries. Such sovereign entities include foreign and emerging market governments, their agencies and instrumentalities, or their central banks.
The Adviser will make asset allocation decisions among the various asset classes and has selected multiple subadvisers to manage each such class, although the Adviser will directly manage the Portfolio’s international large-cap value assets and assets that are allocated to U.S. securities. The subadvisers invest independently of one another and use their own methodologies for selecting assets.

The Portfolio will generally make the following allocations among the broad asset classes listed below:
International large-cap growth	0-45%
International large-cap value	0-45%
Emerging markets equity	0-30%
International small- and mid-cap equities	0-30%
Emerging markets debt	0-30%
U.S. securities	0-20%
The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.
The Portfolio may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser or an affiliate.
Principal Global Investors, LLC manages the international large-cap growth assets. Aberdeen Asset Managers Limited manages the emerging markets equity assets. Goldman Sachs Asset Management, L.P. manages the international small- and mid-cap equities and the emerging markets debt assets. The Adviser manages the international large-cap value assets and the assets allocated to U.S. securities.
Principal Risks
The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objective.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Emerging Markets Risk. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Securities of foreign companies in which the Portfolio invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions – such as Latin America, Asia, Europe, and the Mediterranean region – can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected.

Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Adviser or subadviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser or subadviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Multi-Manager Risk. The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Portfolio indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Portfolio’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.
Other Funds Risk. The performance of the Portfolio is dependent, in part, upon the performance of other funds manged by the Adviser or an affiliate (“Other Funds”) in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds.
Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one- and five-year periods and since inception compared to a broad-based securities market index. The index is the MSCI All Country World Index ex-USA—USD Net Returns which measures the performance of developed and emerging stock markets throughout the world (excluding the U.S.). Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+22.38%
Worst Quarter:	Q3 '11	(18.33)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 29, 2017)
Thrivent Partner Worldwide Allocation Portfolio	1 Year	5 Years	Since Inception (4/30/08)
	23.85%	6.93%	2.96%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	27.19%	6.80%	2.29%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), which has engaged Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Management, L.P. (“GSAM”) to subadvise the Portfolio. Thrivent Financial also manages a portion of the Portfolio.
Portfolio Manager(s)
Mark Nebelung, CFA, John Pihlblad, CFA, Paul Blankenhagen, CFA, and Juliet Cohn provide portfolio management oversight for the international large-cap growth assets of the Portfolio. Mr. Nebelung and Mr. Pihlblad support the quantitative aspects of the process while Mr. Blankenhagen and Ms. Cohn lead and are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Pihlblad has been a portfolio co-manager since April 2008 and Mr. Nebelung has been a portfolio co-manager since November 2010. Mr. Blankenhagen and Ms. Cohn were added as portfolio co-managers in November 2015. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000. He and Mr. Nebelung have portfolio co-management responsibilities of Principal’s international growth and global growth equity strategies. Mr. Nebelung also co-manages several systematic strategies and a custom Pan Asian strategy. He has been with Principal since 1997. Mr. Blankenhagen joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn joined the firm in 2003 with over 20 years of portfolio management and research experience. Mr. Blankenhagen and Ms. Cohn are responsible for co-managing Principal’s European, International Core and Diversified International equity portfolios.
Aberdeen manages the emerging markets equity assets of the Portfolio using a team-based approach, with the following team members being jointly and primarily responsible for day-to-day management. Hugh Young, Head of Asia Pacific/Managing Director – Asia, has managed the Portfolio since April 2008. Devan Kaloo, Global Head of Equities/Head of Global Emerging

Markets Equities, has managed the Portfolio since April 2008. Joanne Irvine, Head of Emerging Markets (ex-Asia), has managed the Portfolio since April 2008. Mark Gordon-James, CFA, Senior Investment Manager, has managed the Portfolio since April 2008. Flavia Cheong, CFA, Head of Equities – Asia (ex-Japan), has managed the Portfolio since April 2008.
GSAM manages the international small- and mid-cap equities and the emerging markets debt assets of the Portfolio. GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages the international small- and mid-cap equities of the Portfolio with the following team members being jointly and primarily responsible for day-to-day management. Len Ioffe, Managing Director, joined GSAM as an associate in 1994 and has been a portfolio manager since 1996. Mr. Ioffe has managed the Portfolio since September 2013. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within QIS since 2005. Mr. Ali has managed the Portfolio since September 2013. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Mr. Suwabe has managed the Portfolio since September 2013. The following team members are jointly and primarily responsible for day-to-day management of the emerging markets debt assets of the Portfolio. Samuel Finkelstein is global head of Emerging Market, Currency and Commodities teams at GSAM. In this role, Sam serves as chief investment officer for the firm's Emerging Market Debt business and oversees the Fundamental Emerging Market Equity franchise and GSAM’s Currency team. He is a member of the Fixed Income and Fundamental Equity Strategy groups. Mr. Finkelstein joined Goldman Sachs in 1997 as an analyst in Fixed Income Asset Management. He worked on the Fixed Income portfolio risk and strategy team for two years and then became an emerging market portfolio manager. Mr. Finkelstein was named managing director in 2005 and partner in 2010. Prior to joining the firm, he worked as a foreign exchange trader at Union Bank of Switzerland. Mr. Finkelstein earned an MBA from the Stern School of Business at New York University and a BA in Economics and Mathematics from Yale University in 1996. Mr. Finkelstein has managed the Portfolio since April 2008. Ricardo Penfold is a member of the fixed income portfolio management team and is responsible for sovereign research coverage on the Emerging Market Debt team. He joined Goldman Sachs in 2000 and was named managing director in 2010. Prior to joining the firm, Mr. Penfold was head of research and an economist for Santander Investments and Banco Santander Central Hispano in Venezuela. Earlier in his career, he was professor of economics at the Universidad Central de Venezuela and Universidad Catolica Andres
Bello in Caracas, Venezuela. Mr. Penfold earned a BA from Boston University in 1987 and a master’s degree from the University of Pennsylvania in 1991. He is also a PhD candidate in Economics at the University of Pennsylvania. Mr. Penfold has managed the Portfolio since April 2008.
The Adviser manages the Portfolio’s international large-cap value assets and the assets allocated to U.S. securities. David C. Francis, CFA, Noah J. Monsen, CFA and Brian W. Bomgren, CQF are jointly and primarily responsible for day-to-day management of the Portfolio’s international large-cap value assets and the assets allocated to U.S. securities. Mr. Francis, Vice President of Investment Equities of Thrivent Asset Mgt., has served as lead portfolio manager for the portion of the Portfolio’s assets allocated to U.S. securities since April 2011. Mr. Francis has been with Thrivent Financial since 2001. Mr. Monsen and Mr. Bomgren have served as portfolio co-managers of the international large-cap value assets of the Portfolio since March 2016. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial and Thrivent Life Insurance Company;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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